Putnam
Municipal
Opportunities
Trust

ANNUAL REPORT
April 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "The key to the fund's performance was its emphasis on income. We focused on high-yielding, defensively structured bonds to maneuver through a choppy investment environment."

                                   -- Blake E. Anderson, manager,
                                      Putnam Municipal Opportunities Trust

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

13 Portfolio holdings

18 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

In few places is the power of suggestion more aptly demonstrated than the securities markets. For months, the market has translated conjecture over the prospect of an increase in short-term interest rates by the Federal Reserve Board into volatility. Instead of settling down after the Fed finally raised rates by a quarter point in late March, the market immediately began responding to the suggestion that the Fed was about to raise rates again, if not in May, then at some point in the future.

Uncertainty heightens the intensity of volatility, as we have seen throughout most of Putnam Municipal Opportunities Trust's fiscal year just ended. Over the long term, however, rational research and analysis, backed by expertise and experience, play a larger role in investment success -- and thus generally work to the advantage of those who maintain a long-term investment perspective.

Since Fund Manager Blake Anderson believes the current volatility may continue for a while, this seems an appropriate time to counsel patience. In the following report, Blake explains how he has been dealing with the current market environment and what he sees in prospect for the months ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 18, 1997



Report from the Fund Manager
Blake E. Anderson

Over the past 12 months, Putnam Municipal Opportunities Trust astutely navigated shifting conditions in the municipal bond market as spurts, then slowdowns in economic activity prompted investors to adjust their outlooks and caused interest rates to fluctuate. By the end of the period, municipal bond yields had trended marginally higher; prices were correspondingly lower. However, your fund's income-oriented approach to total return, defensive positioning, and successful targeting of sector opportunities enabled it to outperform the average fund in Lipper's closed-end general municipal bond fund category: for the 12 months ended April 30, 1997, the fund returned 8.14% at net asset value and 9.24% at market price, compared with 7.74% for the category average.

* SEVERAL FACTORS INFLUENCE MUNICIPAL BOND PERFORMANCE OVER PERIOD

Economic activity, along with its expected impact on future inflation, is the most important factor driving interest-rate changes -- and in turn, bond market performance. Within the municipal bond sector, however, other factors, such as supply and demand or political issues, can have a more immediate influence on performance.

During this reporting period, investors' expectations of economic strength dominated market sentiment. Because of faster-than-expected growth and changing conditions within particular sectors of the economy, investors faced unusual levels of uncertainty in assessing economic conditions, the future course of inflation, and monetary policy. This uncertainty created periods of rising and falling interest rates, as well as a more trendless "saw-tooth" pattern, as changing perceptions of economic activity emerged and quickly faded.

As we closed the fund's fiscal year, the economy continued to exhibit strength. Inflation remained well contained, although future inflation was still of concern to investors. This concern was validated by the Federal Reserve Board in late March, when it raised the benchmark federal funds rate by a quarter of a percentage point as a preemptive strike against inflation. The federal funds rate is the rate at which banks lend to each other overnight. Over the near term, we believe the economy's strength and resulting concerns about inflation could continue to prompt Fed action, and that investors could witness a period of rising rates.

* ECONOMIC STRENGTH SPARKS OPPORTUNITY

Your fund capitalized on the economy's strength by emphasizing sectors and credits that would benefit from stronger economic growth. Many of these credits were rated Baa, which represents the higher-yielding lower end of the investment-grade category. Demand for lower-rated bonds was unusually strong over the past 12 months as investors reached for higher yields, and undoubtedly enabled the category to outperform other investment-grade bonds over the period.

We increased the fund's investment in bonds issued by -- or backed by the credit of -- airports and airlines, as well as its positions in certain industrial development bonds. Airports and airlines continued to exhibit the sound industry dynamic that has prevailed over the past several years. Demand for air travel has been strong, and with capacity expansion still modest, demand continues to outstrip supply. These healthy sector fundamentals were enhanced further by stronger-than-expected economic growth.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Transportation           25.0%

Utilities                23.7%

Health care              18.0%

Housing                   7.9%

Cogeneration and
waste management          7.4%

Footnote reads:
* Based on net assets as of 4/30/97. Holdings will vary over time.

Our position in Clark County, Nevada, Southwest Gas bonds represents another improving situation. Nevada is one of the country's fastest-growing states and on its own merits we believe Southwest Gas represents value. Furthermore, the deregulation of the electric utility industry has prompted a number of mergers and acquisitions, with the acquisition of gas companies by electric companies emerging as a strong trend. We believe the sound financial condition and location of Southwest Gas could make it an attractive takeover candidate. All these factors provide price support for the debt of Southwest Gas in a rising interest-rate environment and create the potential for significant price appreciation, based on the credit's strong attributes.

* INCOME AND STABILITY ENHANCE TOTAL RETURN

From a structural standpoint, we have continued to emphasize bonds we believed could provide both high current yields and low price volatility. Since the market's uncertain nature curbed price appreciation over this period, current income played an especially important role in total return. We kept the portfolio fully invested throughout the year, focusing primarily on high-coupon bonds, which generated a higher level of income that could be invested as rates were rising. These bonds also were prized by many investors, which increased their price support when the market was choppy. Finally, quantitative analysis revealed that despite this strong demand for high-coupon bonds, their prices had the potential to move higher, based on historical price relationships.

By maintaining a relatively short duration throughout the year, we sought to minimize changes in net asset value. Duration measures a portfolio's sensitivity to changes in interest rates. A shorter duration helps protect principal when interest rates are rising and bond prices are falling.

* OUTLOOK: STAYING THE COURSE

Going forward, we will continue to target those sectors and credits that we believe offer attractive fundamentals and can benefit from the anticipated economic environment. Health care, as well as pulp and paper are two sectors we believe hold particular opportunity. Health-care bonds have continued to perform well, largely because of a trend of nonprofit issuers being acquired by major for-profit companies. In the pulp and paper sector, we think prices are approaching a bottom and expect profitability to improve.

[GRAPHIC PIE CHART OMITTED: CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

A --                9.4%

Aa --               4.1%

Aaa/VMIGI --       31.3%

Ba --              14.3%

Baa --             40.9%

Footnote reads:
As a percentage of market value as of 4/30/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

We look for sustained economic growth over the near term, with the possibility that interest rates will continue to rise. Given this outlook, we will be working to minimize price volatility while continuing to emphasize yield.

In support of this emphasis, the fund's Trustees have approved a change in the fund's policies to permit it to invest in an additional type of lower-rated bond. The fund may now invest up to 20% of its assets in bonds rated BB/B or Ba/B. Previously, this 20% had been limited to bonds rated Ba/BB.

The Trustees have also approved a proposal to add to portfolio leverage. While increased leverage will, of course, increase the volatility of the fund's net asset value per common share, we believe it will also enable the fund to provide greater long-term total returns. Consequently, the fund is currently offering $81 million in additional preferred shares (resulting in a total of $121 million in preferred shares). The preferred shares pay dividends based on short-term interest rates while the proceeds from their sale is reinvested in long-term municipal bonds. The difference between the income earned from the long-term municipal bonds and the dividends paid to the preferred shareholders would benefit the fund's common shareholders.

Value is created in all types of market conditions. We believe Putnam's thorough research capabilities can discover and capitalize on these opportunities. Through careful sector analysis and security selection, we look for the fund to continue to provide generous yields and solid total returns to the long-term investor seeking tax-advantage income.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Municipal Opportunities Trust is designed for investors seeking high current income free from federal income tax consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 4/30/97

                                                  Lehman Bros.
                                   Market         Municipal       Consumer
(common shares)              NAV   price          Bond Index     Price Index
------------------------------------------------------------------------------
1 year                      8.14%   9.24%           6.65%           2.50%
------------------------------------------------------------------------------
Life of fund               28.40   22.79           24.77           11.10
(since 5/28/93)
Annual average              6.57    5.36            5.82            2.71
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 4/30/97
------------------------------------------------------------------------------
Distributions (common shares)
------------------------------------------------------------------------------
Number                                           12
------------------------------------------------------------------------------
Income                                       $0.985000
------------------------------------------------------------------------------
Capital gains1                                   --
------------------------------------------------------------------------------
  Total                                      $0.985000
------------------------------------------------------------------------------
Preferred shares Series A (800 shares)
------------------------------------------------------------------------------
Income                                       $1,746.27
------------------------------------------------------------------------------
  Total                                      $1,746.27
------------------------------------------------------------------------------
Share value
(common shares):                         NAV               Market price
------------------------------------------------------------------------------
4/30/96                               $13.50                 $13.625
------------------------------------------------------------------------------
4/30/97                                13.61                  13.875
------------------------------------------------------------------------------
Current return
(common shares):                         NAV               Market price
------------------------------------------------------------------------------
End of period
Current dividend rate2                  6.83%                  6.70%
------------------------------------------------------------------------------
Taxable equivalent3                    11.31                  11.09
------------------------------------------------------------------------------
1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes. 2 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period. 3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TOTAL RETURN FOR PERIODS ENDED 3/31/97
(most recent calendar quarter)

                                                                     Market
(common shares)                               NAV                    price
------------------------------------------------------------------------------
1 year                                       7.25%                   13.34%
------------------------------------------------------------------------------
Life of fund                                27.41                    24.32
Annual average                               6.51                     5.83
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. The index assumes reinvestment of all distributions and interest payments. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants
For the fiscal year ended April 30, 1997

To the Trustees and Shareholders of
Putnam Municipal Opportunities Trust

We have audited the accompanying statement of assets and liabilities of Putnam Municipal Opportunities Trust, including the portfolio of investments owned, as of April 30, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Municipal Opportunities Trust as of April 30, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                     Coopers & Lybrand L.L.P.
Boston, Massachusetts
June 11, 1997



Portfolio of investments owned
April 30, 1997

Key to Abbreviations
AMBAC       -- AMBAC Indemnity Corporation
COP         -- Certificate of Participation
FGIC        -- Financial Guaranty Insurance Company
FSA         -- Financial Security Assurance
GNMA Coll.  -- Government National Mortgage Association Collateralized
IFB         -- Inverse Floating Rate Bonds
IF COP      -- Inverse Floating Rate Certificate of Participation
MBIA        -- Municipal Bond Investors Assurance Corporation
VRDN        -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES  (98.2%) *
PRINCIPAL AMOUNT                                                               RATINGS**               VALUE

Alabama  (2.2%)
------------------------------------------------------------------------------------------------------------
   $  5,000,000  Butler, Indl. Dev. Board Rev. Bonds (Solid Waste
                   Disp. James River Corp.), 8s, 9/1/28                        BBB              $  5,600,000

Arizona  (1.2%)
------------------------------------------------------------------------------------------------------------
      2,860,000  Scottsdale, Indl. Dev. Auth. Rev. Bonds
                   (Westminster Village), 7 7/8s, 6/1/09                       BB/P                3,113,825

California  (10.8%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Foothill/Eastern Trans. Corridor Agcy. Rev. Bonds
                   (CA Toll Roads), Ser. A, 5s, 1/1/35                         BBB                 4,100,000
      3,000,000  Metropolitan Wtr. Dist. IFB (Southern CA
                   Waterwks.), 7.551s, 8/10/18                                 Aa                  3,037,500
      2,000,000  Orange Cnty., Pub. Fac. Corp. COP (Solid Waste
                   Management), 7 7/8s, 12/1/13                                BBB                 2,092,500
      5,000,000  San Bernardino Cnty. COP (Med. Ctr. Fin.), Ser. A,
                   MBIA, 6 1/2s, 8/1/17                                        AAA                 5,487,500
      6,000,000  San Diego Cnty., COP, AMBAC, 5 5/8s, 9/1/12                   AAA                 6,000,000
      3,000,000  San Diego, IF COP, AMBAC, 7.27s, 9/1/07                       AAA                 3,195,000
      1,500,000  San Francisco, Bldg. Auth. Lease Rev. Bonds
                   (San Francisco Civic Ctr. Complex), Ser. A,
                   AMBAC, 5 1/4s, 12/1/16                                      AAA                 1,415,625
      3,000,000  Southern CA Pub. Pwr. Auth. IFB, FGIC,
                   6.72s, 7/1/17                                               AAA                 2,685,000
                                                                                              --------------
                                                                                                  28,013,125

Colorado  (6.5%)
------------------------------------------------------------------------------------------------------------
                 Denver, City & Cnty. Arpt. Rev. Bonds
      9,440,000    Ser. A, 8 3/4s, 11/15/23                                    BBB                11,033,000
      3,160,000    MBIA, 8 1/2s, 11/15/23                                      AAA                 3,602,400
      2,000,000    Ser. D, 7 3/4s, 11/15/21                                    BBB                 2,195,000
                                                                                              --------------
                                                                                                  16,830,400
Florida  (1.2%)
------------------------------------------------------------------------------------------------------------
      2,890,000   Broward Cnty., Resource Recvy. Rev. Bonds
                   (SES Broward Cnty. LP South), 7.95s, 12/1/08                A                   3,142,875

Illinois  (14.0%)
------------------------------------------------------------------------------------------------------------
                 Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                   (United Air Lines, Inc.)
     10,695,000    Ser. 84A, 8.85s, 5/1/18                                     BBB                11,965,031
      8,755,000    Ser. C, 8.2s, 5/1/18                                        Baa                 9,400,681
     10,000,000  IL Hsg. Dev. Auth. Multi-Fam. Rev. Bonds, Ser. 91A,
                   8 1/4s, 7/1/16                                              A                  10,800,000
      1,500,000  IL Hsg. Dev. Auth. Res. Mtge. IFB, 10.166s, 2/1/20
                   (acquired 5/28/93, cost $2,152,225) [DBL. DAGGER]           Aa                  1,640,625
      8,330,000  Metropolitan Pier & Exposition Auth. Rev. Bonds
                   (McCormick), Ser. A, MBIA, zero %,12/15/16                  AAA                 2,592,713
                                                                                              --------------
                                                                                                  36,399,050

Indiana  (0.8%)
------------------------------------------------------------------------------------------------------------
      2,000,000  Indianapolis Indl. Arpt. Auth. Special Fac. Rev. Bonds
                   (Federal Express Corp.), 7.1s, 1/15/17                      BBB                 2,145,000

Kentucky  (1.9%)
------------------------------------------------------------------------------------------------------------
                 Kenton Cnty., Arpt. Board Special Fac. Rev. Bonds
                   (Delta Air Lines, Inc.)
      3,400,000    Ser. A, 7 1/2s, 2/1/20                                      BBB                 3,646,500
      1,300,000    Ser. B, 7 1/4s, 2/1/22                                      Baa                 1,387,750
                                                                                              --------------
                                                                                                   5,034,250

Louisiana  (4.9%)
------------------------------------------------------------------------------------------------------------
      5,500,000  Port of New Orleans, Indl. Dev. Rev. Bonds
                   (Continental Grain Co.), 7 1/2s, 7/1/13                     BB                  5,905,625
      2,850,000  St. Charles Parish, Poll. Control, Rev. Bonds
                   (LA Pwr. & Lt. Co.), 8s, 12/1/14                            BBB                 3,081,563
      3,800,000  West Feliciana Parish Poll. Ctrl. VRDN, 4s, 4/1/16            VMIGI               3,800,000
                                                                                              --------------
                                                                                                  12,787,188

Massachusetts  (5.0%)
------------------------------------------------------------------------------------------------------------
                 MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
      3,135,000    (Norwood Hosp.), Ser. E, 8s, 7/1/12                         Ba                  3,264,319
      3,000,000    (Rehab. Hosp. Cape & Islands), Ser. A,
                   7 7/8s, 8/15/24                                             BB/P                3,187,500
                 MA State Indl. Fin. Agcy. Resource Recvy. Rev. Bonds
      3,000,000    (Southeastern MA), Ser. A, 9s, 7/1/15                       BB/P                3,378,750
      1,000,000    (1st Mtge. Brookhaven), Ser. A, 7s, 1/1/15                  BBB/P               1,038,750
      2,500,000  MA State Wtr. Resource Auth. Rev. Bonds, Ser. B,
                   MBIA, 4 3/4s, 12/1/21                                       AAA                 2,125,000
                                                                                              --------------
                                                                                                  12,994,319

Michigan  (1.0%)
------------------------------------------------------------------------------------------------------------
      2,500,000  MI State Hsg. Dev. Auth. Rental Hsg. Rev. Bonds,
                   Ser. A, FSA, 7.55s, 4/1/23                                  Aaa                 2,671,875

Mississippi  (1.6%)
------------------------------------------------------------------------------------------------------------
                 Claiborne Cnty., Poll. Control Rev. Bonds
      2,500,000    (Middle South Energy, Inc.), Ser. B, 8 1/4s, 6/1/14         BB/P                2,681,250
      1,350,000    (Syst. Energy Resources, Inc.), 7.3s, 5/1/25                BBB                 1,412,438
                                                                                              --------------
                                                                                                   4,093,688

Nebraska  (1.0%)
------------------------------------------------------------------------------------------------------------
      2,300,000  NE Investment Fin. Auth. Single Fam. Mtge. IFB,
                   Ser. 2, GNMA Coll., 11.278s, 9/10/30                        AAA                 2,567,375

Nevada  (2.3%)
------------------------------------------------------------------------------------------------------------
                 Clark Cnty., Indl. Dev. Rev. Bonds
                   (Southwest Gas Corp.)
      2,750,000    Ser. B, 7 1/2s, 9/1/32                                      Baa                 2,928,750
      3,000,000    Ser. A, 6 1/2s, 12/1/33                                     BBB                 3,015,000
                                                                                              --------------
                                                                                                   5,943,750

New Jersey  (9.7%)
------------------------------------------------------------------------------------------------------------
      9,000,000  NJ Econ. Dev. Auth. Elec. Energy Fac. Rev. Bonds
                   (Vineland Cogeneration L.P.), 7 7/8s, 6/1/19                BB                  9,697,500
                 NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
      1,500,000    (Kimball Med. Ctr.), Ser. C, 8s, 7/1/13                     BBB                 1,599,375
      2,590,000    (Raritan Bay Med. Ctr.), 7 1/4s, 7/1/14                     BB/P                2,725,975
     10,000,000  Salem Cnty. Indl. Poll. Control Fin. Auth. IFB, MBIA,
                   8.707s, 10/1/29(acquired 10/28/94,
                   cost $9,750,000) [DBL. DAGGER]                              AAA                11,275,000
                                                                                              --------------
                                                                                                  25,297,850

New York  (2.8%)
------------------------------------------------------------------------------------------------------------
      4,600,000  NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
                   (American Airlines, Inc.), 8s, 7/1/20                       BBB                 4,864,500
      2,500,000  NY State Dorm. Auth. Rev. Bonds
                   (U. Syst. Construction), Ser. A, 5 5/8s, 7/1/16             BBB                 2,406,250
                                                                                              --------------
                                                                                                   7,270,750

North Carolina  (0.8%)
------------------------------------------------------------------------------------------------------------
      2,000,000  NC Eastern Muni. Pwr. Agcy. Pwr. Syst. Rev. Bonds,
                   Ser. B, 6s, 1/1/22                                          BBB                 1,977,500

Ohio  (1.1%)
------------------------------------------------------------------------------------------------------------
      2,663,000  OH Hsg. Fin. Agcy. Single Fam. Mtge. IFB, Ser. A-2,
                   GNMA Coll., 9.567s, 3/24/31                                 AAA                 2,905,999

Pennsylvania  (8.6%)
------------------------------------------------------------------------------------------------------------
      5,000,000   Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                   (Pittsburgh Mercy Hlth. Syst.), AMBAC,
                   5 5/8s, 8/15/26                                             AAA                 4,818,750
      7,000,000  Montgomery Cnty., Higher Edl. & Hlth. Auth. Hosp.
                   Rev. Bonds (UTD Hosp.), Ser. B, 8 3/8s, 11/1/11             AAA                 7,735,000
      3,000,000  PA Econ. Dev. Fin. Auth. Wastewtr. Treatment Rev.
                   Bonds (Sun Co., Inc.), Ser. A, 7.6s, 12/1/24                BBB                 3,330,000
      1,000,000  PA State Econ. Dev. Fin. Auth. Res. Recvy. Rev.
                   Bonds (Colver), Ser. D, 7.15s, 12/1/18                      BBB                 1,045,000
      5,000,000  PA State Higher Edl. Assistance Agcy. Student Loan
                    IFB, AMBAC, 9.652s, 9/3/26                                 AAA                 5,587,500
                                                                                              --------------
                                                                                                  22,516,250

South Carolina  (1.9%)
------------------------------------------------------------------------------------------------------------
      4,500,000  Spartanburg Cnty. Solid Waste Disp. Rev. Bonds
                   (Bayerische Motoren Werke), 7.55s, 11/1/24                  A/P                 4,848,750

Texas  (11.7%)
------------------------------------------------------------------------------------------------------------
      5,500,000  Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                   (American Airlines, Inc.), 7 1/2s, 12/1/29                  BBB                 5,878,125
                 Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
      4,800,000    (St. Luke's Lutheran Hosp.), 7.9s, 5/1/18                   AAA/P               5,514,000
      2,000,000    (St. Luke's Lutheran Hosp.), 7.9s, 5/1/11                   AAA/P               2,297,500
      4,500,000  Brazos River, Poll. Control Auth. Rev. Bonds
                   (TX Utils. Elec. Co.), Ser. A, 7 7/8s, 3/1/21               BBB                 4,910,625
      2,420,000  Jefferson Cnty., Hlth. Fac. Dev. Corp. Hosp. Rev.
                   Bonds (Baptist Healthcare Syst.), 8 7/8s, 6/1/21            BB                  2,528,900
      3,535,000  Port Corpus Christi, Indl. Dev. Corp. Rev. Bonds
                   (Valero Refining & Marketing Co.), Ser. A,
                   10 1/4s, 6/1/17                                             BBB                 3,656,321
      5,000,000  Titus Cnty., Fresh Wtr. Supply Dist. No. 1 Poll. Rev.
                   Bonds (Southwestern Elec. Pwr. Co.), Ser. A,
                   8.2s, 8/1/11                                                AA                  5,668,750
                                                                                              --------------
                                                                                                  30,454,221

Utah  (2.0%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Intermountain Pwr. Agcy. Rev. Bonds, Ser. D,
                   AMBAC, 7 3/4s, 7/1/20                                       A                   5,262,500

Virginia  (1.4%)
------------------------------------------------------------------------------------------------------------
      3,000,000  Fairfax Cnty., Indl. Dev. Auth. IFB (Fairfax Hosp. Syst.),
                   Ser. C, 9.917s, 8/29/23                                     AAA                 3,588,750

Washington  (2.6%)
------------------------------------------------------------------------------------------------------------
      7,150,000  Pierce Cnty., Econ. Dev. Corp. Rev. Bonds (Solid
                   Waste-Occidental Petroleum), 5.8s, 9/1/29                   Baa                 6,667,375
Wyoming  (1.2%)
------------------------------------------------------------------------------------------------------------
      2,925,000  Sweetwater Cnty., Solid Waste Disp. Rev. Bonds
                   (FMC Corp.), Ser. A, 7s, 6/1/24                             BBB                 3,085,874
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $251,970,042) ***                                      $255,212,539
------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $260,007,830.

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 1997. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

*** The aggregate identified cost on a tax basis is $251,970,042, resulting in gross unrealized appreciation and depreciation of $7,404,463 and $4,161,966, respectively, or net unrealized appreciation of $3,242,497.

[DBL. DAGGER] Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 1997 was
              $12,915,625 or 5.0% of net assets.

    The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at April 30, 1997.

    The fund had the following industry group concentrations greater than 10% at April 30, 1997 (as a percentage of net assets):

          Transportation          25.0%
          Utilities               23.7
          Health care             18.0

The fund had the following insurance concentration greater than 10% at April 30, 1997 (as a percentage of net assets):

          AMBAC                   10.1%

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
April 30, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $251,970,042) (Note 1)                                                $255,212,539
---------------------------------------------------------------------------------------------------
Cash                                                                                         47,229
---------------------------------------------------------------------------------------------------
Interest receivable                                                                       5,906,226
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                              580,000
---------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                    6,888
---------------------------------------------------------------------------------------------------
Other assets                                                                                 16,284
---------------------------------------------------------------------------------------------------
Total assets                                                                            261,769,166

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     1,252,132
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                441,524
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   22,857
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                                5,949
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                    609
---------------------------------------------------------------------------------------------------
Payable for organization expenses (Note 1)                                                   31,878
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                        6,387
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         1,761,336
---------------------------------------------------------------------------------------------------
Net assets                                                                             $260,007,830

Represented by
---------------------------------------------------------------------------------------------------
Series A remarketed preferred shares (800 shares issued and
outstanding at $50,000 per share) (Note 4)                                             $ 40,000,000
---------------------------------------------------------------------------------------------------
Paid-in capital -- common shares (Unlimited shares authorized) (Note 1)                 226,378,565
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                  (415,009)
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                    (9,198,223)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                3,242,497
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $260,007,830

Net assets available to:
---------------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                                   $ 40,000,000
---------------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                               74,751
---------------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                                 $ 40,074,751
---------------------------------------------------------------------------------------------------
Net assets available to common shares                                                  $219,933,079
---------------------------------------------------------------------------------------------------
Net asset value per common share
($219,933,079 divided by 16,157,092 shares)                                                  $13.61
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended April 30,1997

Tax exempt interest income:                                                           $ 18,275,869

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         1,824,503
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             207,918
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          19,828
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             7,384
--------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                               6,370
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     26,195
--------------------------------------------------------------------------------------------------
Auditing                                                                                    53,269
--------------------------------------------------------------------------------------------------
Legal                                                                                       18,930
--------------------------------------------------------------------------------------------------
Postage                                                                                     49,504
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                       24,150
--------------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                     109,391
--------------------------------------------------------------------------------------------------
Other                                                                                       40,625
--------------------------------------------------------------------------------------------------
Total expenses                                                                           2,388,067
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (68,042)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             2,320,025
--------------------------------------------------------------------------------------------------
Net investment income                                                                   15,955,844
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                           375,642
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                            440,942
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures during the year                                                                  2,427,269
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  3,243,853
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $ 19,199,697
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                                 Year Ended April 30
                                                                                      --------------------------------
                                                                                               1997               1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $ 15,955,844       $ 16,028,262
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                            816,584          2,139,601
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                2,427,269          3,617,324
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     19,199,697         21,785,187
----------------------------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                               (1,397,016)        (1,455,352)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders
(excluding cumulative undeclared dividends on
remarketed preferred shares of $74,751
and $71,506, respectively)                                                               17,802,681         20,329,835
----------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                              (15,499,239)       (15,995,243)
----------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                                         (415,009)                --
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                              1,888,433          4,334,592

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       258,119,397        253,784,805
----------------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income and undistributed net investment
income of $415,009 and $940,417, respectively)                                         $260,007,830       $258,119,397
----------------------------------------------------------------------------------------------------------------------

Number of fund shares
----------------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of year                                   16,157,092         16,157,092
----------------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of year                                                                       800                800
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)


------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                       May 28, 19993+
operating performance                                                         Year ended April 30                 to April 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period
(common shares)                                                     $13.50           $13.23           $13.57           $14.07 (e)
------------------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .99              .99             1.02              .94 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .20              .36             (.16)            (.59)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      1.19             1.35              .86              .35
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net investment income:
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                                             (.09)            (.09)            (.08)            (.05)(f)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                                                (.96)            (.99)            (.99)            (.70)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income:
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                                                (.03)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gains on investments:
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                                                  --               --             (.09)            (.05)
------------------------------------------------------------------------------------------------------------------------------------
In excess of capital gains:
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                                                  --               --             (.03)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions:                                                 (1.08)           (1.08)           (1.19)            (.80)
------------------------------------------------------------------------------------------------------------------------------------
Preferred share offering costs                                          --               --               --             (.05)
------------------------------------------------------------------------------------------------------------------------------------
Common share offering costs                                             --               --             (.01)(g)           --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                                                     $13.61           $13.50           $13.23           $13.57
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                                                    $13.875          $13.625          $12.250          $12.625
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return, at market value
(common shares) (%)(b)                                                9.24            19.64             5.82           (11.22)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                          $260,008         $258,119         $253,785         $259,295
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                                          1.08             1.05              .95              .94*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)                                          6.60             6.54             6.04             6.14*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          20.52            49.97            59.13            60.52*
------------------------------------------------------------------------------------------------------------------------------------

+   Commencement of operations.

*   Not annualized.

(a) Reflects a waiver of the management fee for the period May 28, 1993 to June 13, 1993.
    As a result of the waiver, expenses of the fund for the period ended April 30, 1994 reflect a reduction of less than $0.01 per share.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Ratios reflect net assets available to common shares only: net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) The ratio of expenses to average net assets for the year ended April 30, 1996 and thereafter, include amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(e) Represents initial net asset value of $14.10 less offering expenses of $0.03.

(f) Preferred shares were issued on August 3, 1993.

(g) Adjustments of the original offering costs to reflect actual costs incurred.




Notes to financial statements
April 30, 1997

Note 1
Significant accounting policies

Putnam Municipal Opportunities Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax, consistent with preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade municipal bonds that Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 1997, the fund had a capital loss carryover of approximately $8,475,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                   Expiration
-------------------------------------------
$3,894,000                   April 30, 2003

$4,581,000                   April 30, 2004

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28 day period. The applicable dividend rate for the remarketed preferred shares on April 30, 1997 was 3.59%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of organization expenses. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 1997, the fund reclassified $6 to increase distributions in excess of net investment income and $6 to increase paid-in-capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund (including accrued interest and dividends), less all liabilities (including accrued expenses) and the liquidation preference of anyoutstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the effective yield method.

H) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $31,878. These expenses are being amortized on straight-line basis over a five-year period.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services and administrative services is paid quarterly based on the average net assets of the fund, including amounts attributable to any preferred shares that may be outstanding. Such fees in the aggregate are based on the annual rate of 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of any amount over $1.5 billion.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc.

Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended April 30, 1997, fund expenses were reduced by $68,042 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $580 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan covering all Trustees of the Fund who have served as Trustee for at least five years. Benefits under the plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee fees in the Statement of operations for the year ended April 30, 1997. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended April 30, 1997, purchases and sales of investment securities other than U.S. government and agency obligations and short-term investments aggregated $51,549,344 and $53,998,854, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986, as amended. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 1997, no such restrictions have been placed on the fund.

Note 5
Remarketed preferred shares offering

The Trustees have approved the proposal to offer 1,620 of Series B and 1,620 of Series C remarketed preferred shares, both with a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. Underwriting expenses and offering expenses will be charged to net assets available to common shareholders.



Federal tax information
(Unaudited)

The fund has designated 99.55% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

33884-582           6/97